EXHIBIT 32.1

Certification Pursuant to 18 U.S.C. 1350,

As Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

Teck Resources Limited

In connection with the Annual Report of Teck Resources Limited (the “Company”) on Form 40-F for the fiscal year ended December 31, 2009 (the "Report”) to which this certification is an exhibit, I, Donald R. Lindsay, Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 23, 2010	/s/ Donald R. Lindsay
Donald R. Lindsay
Chief Executive Officer